UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant	☑
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☑ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

DOLPHIN ENTERTAINMENT, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee paid previously with preliminary materials:
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11

Your **Vote** Counts!

DOLPHIN ENTERTAINMENT, INC.

2026 Annual Meeting
Vote by November 3, 2026
11:59 PM ET

DOLPHIN ENTERTAINMENT, INC.
150 ALHAMBRA CIRCLE
SUITE 1200
CORAL GABLES, FL 33134

T03573-P57194

You invested in DOLPHIN ENTERTAINMENT, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on November 4, 2026.**

Get informed before you vote

View the Notice & Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 21, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

November 4, 2026
10:00 AM ET

2 South Biscayne Blvd., Suite 1900
Miami, Florida 33131

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 01) William O'Dowd, IV 02) Mirta Negrini 03) Michael Espensen 04) Nelson Famadas 05) Hilarie Bass 06) Nicholas Stanham 07) Claudia Grillo	For
2. Ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for the 2026 fiscal year.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

T03574-P57194